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                                 Exhibit 23.1
                                 ------------

                      Consent of Independent Accountants



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                                  Exhibit 23.1






                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in each Registration Statement on Form S-8 (Registration Statement Nos. 33-60622, 33-60730, 333-27459, 333-27461, 333-67033) of Alltrista Corporation of our report dated January 30, 1998 appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
Indianapolis, Indiana
March 28, 2000